SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 9, 2004


                                IESI CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                    333-98657                 75-2712191
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                               2301 EAGLE PARKWAY
                                    SUITE 200
                             FORT WORTH, TEXAS 76177
          (Address of principal executive offices, including zip code)


                                 (817) 632-4000
              (Registrant's telephone number, including area code)

ITEM 9.           REGULATION FD DISCLOSURE AND
ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 9, 2004, the Registrant issued a press release announcing its financial results for the three and six months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     IESI CORPORATION
                                     (Registrant)

                                     By: /s/ Thomas J. Cowee
                                         --------------------------------------
                                         Name:  Thomas J. Cowee
                                         Title: Senior Vice President, Chief
                                                Financial Officer, Treasurer and
                                                Assistant Secretary
Date:  August 9, 2004

                                  Exhibit Index

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

99.1 Press Release dated August 9, 2004, announcing financial results for the three and six months ended June 30, 2004.